Exhibit 99.1

Media Contact	August 1, 2023
Casey Winger, 205 447-6410
casey.winger@encompasshealth.com

Investor Relations Contact
Mark Miller, 205 970-5860
mark.miller@encompasshealth.com

Encompass Health reports results for second quarter 2023

Increases full-year guidance

BIRMINGHAM, Ala. - Encompass Health Corporation (NYSE: EHC), the largest owner and operator of inpatient rehabilitation hospitals in the United States, today reported its results of operations for the second quarter ended June 30, 2023.
Summary results

			Growth
	Q2 2023	Q2 2022	Dollars	Percent
	(In Millions, Except Per Share Data)
Net operating revenue	$1,187.1	$1,062.5	$124.6	11.7%
Income from continuing operations attributable to Encompass Health per diluted share	0.91	0.38	0.53	139.5%
Adjusted earnings per share	0.95	0.63	0.32	50.8%
Cash flows provided by operating activities	206.7	244.6	(37.9)	(15.5)%
Adjusted EBITDA	249.6	196.4	53.2	27.1%
Adjusted free cash flow	124.2	144.3	(20.1)	(13.9)%

(Actual Amounts)
Discharges	57,011	51,902		9.8%
Same-store discharge growth				6.2%
Net patient revenue per discharge	$20,387	$19,995		2.0%
See attached supplemental information for calculations of non-GAAP measures and reconciliations to their most comparable GAAP measure.
“We are very pleased with our second quarter performance,” said President and Chief Executive Officer of Encompass Health Mark Tarr. “Strong discharge growth of 9.8% combined with year-over-year improvement in labor costs to drive Adjusted EBITDA growth of 27.1%. Our value proposition and operating strategy continue to be validated and we remain highly optimistic about the long-term prospects of our business. We are increasing our 2023 guidance to reflect our strong first half results and updated expectations for the balance of the year.”

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•Revenue growth of 11.7% resulted primarily from increased volumes. Total discharge growth for the second quarter of 2023 was 9.8% including same-store growth of 6.2%. Net revenue per discharge grew 2.0%, inclusive of a 30 basis point decline in revenue reserves related to bad debt as a percent of revenue.
•Cash flows provided by operating activities decreased 15.5% over the prior year to $206.7 million, due primarily to an increase in cash tax payments.

•The 27.1% increase in Adjusted EBITDA primarily resulted from increased revenue and a decrease in contract labor expense and sign-on and shift bonuses.

2023 Guidance
The Company increased its full-year guidance as follows:

Full-Year 2023 Guidance
	Previous Guidance	Updated Guidance
(In Millions, Except Per Share Data)
Net operating revenue	$4,700 to $4,770	$4,750 to $4,810
Adjusted EBITDA	$870 to $910	$920 to $950
Adjusted earnings per share from continuing operations attributable to Encompass Health	$2.94 to $3.23	$3.31 to $3.53
For considerations regarding the Company’s 2023 guidance, see the supplemental information posted on the Company’s website at http://investor.encompasshealth.com. See also the “Other information” section below for an explanation of why the Company does not provide guidance for comparable GAAP measures for Adjusted EBITDA and adjusted earnings per share.
Earnings conference call and webcast
The Company will host an investor conference call at 10:00 a.m. Eastern Time on Wednesday, August 2, 2023 to discuss its results for the second quarter of 2023. For reference during the call, the Company will post certain supplemental information at http://investor.encompasshealth.com.
The conference call may be accessed by dialing 800 267-6316 and giving the conference ID EHCQ223. International callers should dial 203 518-9765 and give the same conference ID. Please call approximately ten minutes before the start of the call to ensure you are connected. The conference call will also be webcast live and will be available for on-line replay at http://investor.encompasshealth.com by clicking on an available link.
About Encompass Health
Encompass Health (NYSE: EHC) is the largest owner and operator of inpatient rehabilitation hospitals in the United States. With a national footprint that includes 158 hospitals in 37 states and Puerto Rico, the Company provides high-quality, compassionate rehabilitative care for patients recovering from a major injury or illness, using advanced technology and innovative treatments to maximize recovery. Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For. For more information, visit encompasshealth.com, or follow us on our newsroom, Twitter, Instagram and Facebook.

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Other information
The information in this press release is summarized and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “June 2023 Form 10-Q”), when filed, as well as the Company’s Current Report on Form 8-K filed on August 1, 2023 (the “Q2 Earnings Form 8-K”), to which this press release is attached as Exhibit 99.1. In addition, the Company will post supplemental information today on its website at http://investor.encompasshealth.com for reference during its August 2, 2023 earnings call.
The financial data contained in the press release and supplemental information include non-GAAP financial measures, including the Company’s adjusted earnings per share, leverage ratio, Adjusted EBITDA, and adjusted free cash flow. Reconciliations to their most comparable GAAP measure, except with regard to non-GAAP guidance, are included below or in the Q2 Earnings Form 8-K. Readers are encouraged to review the “Note Regarding Presentation of Non-GAAP Financial Measures” included in the Q2 Earnings Form 8-K which provides further explanation and disclosure regarding the Company’s use of these non-GAAP financial measures.
Excluding net operating revenues, the Company does not provide guidance on a GAAP basis because it is unable to predict, with reasonable certainty, the future impact of items that are deemed to be outside the control of the Company or otherwise not indicative of its ongoing operating performance. Such items include government, class action, and related settlements; professional fees—accounting, tax, and legal; mark-to-market adjustments for stock appreciation rights; gains or losses related to hedging instruments; loss on early extinguishment of debt; adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims); items related to corporate and facility restructurings; and certain other items the Company believes to be not indicative of its ongoing operations. These items cannot be reasonably predicted and will depend on several factors, including industry and market conditions, and could be material to the Company’s results computed in accordance with GAAP.
However, the following reasonably estimable GAAP measures for 2023 would be included in a reconciliation for Adjusted EBITDA if the other reconciling GAAP measures could be reasonably predicted:
•Interest expense and amortization of debt discounts and fees - estimate of $145 million to $155 million
•Amortization of debt-related items - approximately $10 million
The Q2 Earnings Form 8-K and, when filed, the June 2023 Form 10-Q can be found on the Company’s website at http://investor.encompasshealth.com and the SEC's website at www.sec.gov.

3

Encompass Health Corporation and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(In Millions, Except Per Share Data)
Net operating revenues	$1,187.1	$1,062.5	$2,347.5	$2,121.8
Operating expenses:
Salaries and benefits	636.2	585.9	1,265.2	1,173.3
Other operating expenses	172.7	169.3	350.6	328.3
Occupancy costs	14.3	13.8	28.1	29.2
Supplies	52.0	47.3	105.8	97.1
General and administrative expenses	55.4	36.2	98.8	73.6
Depreciation and amortization	72.6	60.5	136.5	118.2
Total operating expenses	1,003.2	913.0	1,985.0	1,819.7
Loss on early extinguishment of debt	—	1.1	—	1.4
Interest expense and amortization of debt discounts and fees	36.3	60.4	72.7	100.0
Other (income) expense	(2.7)	6.4	(6.3)	10.0
Equity in net income of nonconsolidated affiliates	(0.9)	(1.0)	(1.3)	(1.9)
Income from continuing operations before income tax expense	151.2	82.6	297.4	192.6
Provision for income tax expense	32.8	22.8	64.7	46.4
Income from continuing operations	118.4	59.8	232.7	146.2
(Loss) income from discontinued operations, net of tax	(1.2)	11.5	(2.2)	35.2
Net and comprehensive income	117.2	71.3	230.5	181.4
Less: Net income attributable to noncontrolling interests included in continuing operations	(25.8)	(21.9)	(51.4)	(43.9)
Less: Net income attributable to noncontrolling interests included in discontinued operations	—	(0.7)	—	(1.3)
Less: Net and comprehensive income attributable to noncontrolling interests	(25.8)	(22.6)	(51.4)	(45.2)
Net and comprehensive income attributable to Encompass Health	$91.4	$48.7	$179.1	$136.2

Weighted average common shares outstanding:
Basic	99.5	99.2	99.5	99.2
Diluted	101.1	100.3	101.0	100.2
Earnings per common share:
Basic earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$0.92	$0.38	$1.81	$1.03
Discontinued operations	(0.01)	0.11	(0.02)	0.34
Net income	$0.91	$0.49	$1.79	$1.37
Diluted earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$0.91	$0.38	$1.79	$1.02
Discontinued operations	(0.01)	0.11	(0.02)	0.34
Net income	$0.90	$0.49	$1.77	$1.36

Amounts attributable to Encompass Health common shareholders:
Income from continuing operations	$92.6	$37.9	$181.3	$102.3
(Loss) income from discontinued operations, net of tax	(1.2)	10.8	(2.2)	33.9
Net income attributable to Encompass Health	$91.4	$48.7	$179.1	$136.2

4

Encompass Health Corporation and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2023	December 31, 2022
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$117.5	$21.8
Restricted cash	36.5	31.6
Accounts receivable	532.3	536.8
Other current assets	137.7	127.0
Total current assets	824.0	717.2
Property and equipment, net	3,062.2	2,939.2
Operating lease right-of-use assets	206.2	212.5
Goodwill	1,270.7	1,263.2
Intangible assets, net	278.1	282.3
Other long-term assets	219.7	222.1
Total assets	$5,860.9	$5,636.5
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$22.8	$25.2
Current operating lease liabilities	26.1	25.6
Accounts payable	155.8	132.9
Accrued medical insurance	34.1	25.0
Accrued expenses and other current liabilities	416.2	367.2
Total current liabilities	655.0	575.9
Long-term debt, net of current portion	2,697.6	2,741.8
Long-term operating lease liabilities	192.3	199.7
Deferred income tax liabilities	83.2	83.0
Other long-term liabilities	175.8	174.2
	3,803.9	3,774.6
Commitments and contingencies
Redeemable noncontrolling interests	39.3	35.6
Shareholders’ equity:
Encompass Health shareholders’ equity	1,475.3	1,310.3
Noncontrolling interests	542.4	516.0
Total shareholders’ equity	2,017.7	1,826.3
Total liabilities and shareholders’ equity	$5,860.9	$5,636.5

5

Encompass Health Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2023	2022
	(In Millions)
Cash flows from operating activities:
Net income	$230.5	$181.4
Loss (income) from discontinued operations, net of tax	2.2	(35.2)
Adjustments to reconcile net income to net cash provided by operating activities—
Depreciation and amortization	136.5	118.2
Stock-based compensation	23.5	13.8
Deferred tax expense (benefit)	0.3	(6.5)
Other, net	3.1	22.5
Change in assets and liabilities, net of acquisitions—
Accounts receivable	11.5	16.4
Other assets	(8.4)	4.9
Accounts payable	4.0	4.7
Other liabilities	34.3	67.4
Net cash (used in) provided by operating activities of discontinued operations	(2.9)	75.9
Total adjustments	201.9	317.3
Net cash provided by operating activities	434.6	463.5
Cash flows from investing activities:
Purchases of property and equipment	(213.8)	(225.6)
Other, net	(18.7)	(17.2)
Net cash used in investing activities of discontinued operations	—	(3.5)
Net cash used in investing activities	(232.5)	(246.3)
Cash flows from financing activities:
Principal borrowings on notes	20.0	—
Principal payments on debt, including pre-payments	(5.7)	(344.8)
Borrowings on revolving credit facility	60.0	130.0
Payments on revolving credit facility	(115.0)	(330.0)
Principal payments under finance lease obligations	(9.5)	(9.4)
Debt amendment costs	(0.1)	(21.6)
Taxes paid on behalf of employees for shares withheld	(7.7)	(7.2)
Contributions from noncontrolling interests of consolidated affiliates	46.3	35.3
Dividends paid on common stock	(30.5)	(56.3)
Distributions paid to noncontrolling interests of consolidated affiliates	(59.4)	(45.9)
Other, net	0.1	(0.1)
Net cash provided by financing activities of discontinued operations	—	569.8
Net cash used in financing activities	(101.5)	(80.2)
Increase in cash, cash equivalents, and restricted cash	100.6	137.0
Cash, cash equivalents, and restricted cash at beginning of period	53.4	120.3
Cash, cash equivalents, and restricted cash at end of period	$154.0	$257.3

6

Encompass Health Corporation and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Continued)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
	(In Millions)
Reconciliation of Cash, Cash Equivalents, and Restricted Cash
Cash and cash equivalents at beginning of period	$21.8	$49.4
Restricted cash at beginning of period	31.6	62.5
Restricted cash included in other long-term assets at beginning of period	—	0.4
Cash, cash equivalents, and restricted cash in discontinued operations at beginning of period	—	8.0
Cash, cash equivalents, and restricted cash at beginning of period	$53.4	$120.3

Cash and cash equivalents at end of period	$117.5	$136.3
Restricted cash at end of period	36.5	67.4
Cash, cash equivalents, and restricted cash in discontinued operations at end of period	—	53.6
Cash, cash equivalents, and restricted cash at end of period	$154.0	$257.3

7

Encompass Health Corporation and Subsidiaries
Supplemental Information
Earnings Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(In Millions, Except Per Share Data)
Adjusted EBITDA	$249.6	$196.4	$478.6	$391.3
Depreciation and amortization	(72.6)	(60.5)	(136.5)	(118.2)
Interest expense and amortization of debt discounts and fees	(36.3)	(60.4)	(72.7)	(100.0)
Stock-based compensation	(15.6)	(7.7)	(23.5)	(13.8)
Loss on disposal or impairment of assets	(0.8)	(2.8)	(1.5)	(3.5)
	124.3	65.0	244.4	155.8
Items not indicative of ongoing operating performance:
Loss on early extinguishment of debt	—	(1.1)	—	(1.4)
State regulatory change impact on noncontrolling interests	2.2	—	2.2	—
Change in fair market value of equity securities	(1.1)	(3.2)	(0.6)	(5.7)
Pre-tax income	125.4	60.7	246.0	148.7
Income tax expense	(32.8)	(22.8)	(64.7)	(46.4)
Income from continuing operations (1)	$92.6	$37.9	$181.3	$102.3

Basic shares	99.5	99.2	99.5	99.2
Diluted shares	101.1	100.3	101.0	100.2

Basic earnings per share (1)	$0.92	$0.38	$1.81	$1.03
Diluted earnings per share (1)	$0.91	$0.38	$1.79	$1.02
(1)Income from continuing operations attributable to Encompass Health

8

Encompass Health Corporation and Subsidiaries
Supplemental Information
Adjusted Earnings Per Share

	Q2		6 Months
	2023	2022	2023	2022

Earnings per share, as reported	$0.91	$0.38	$1.79	$1.02
Adjustments, net of tax:
Bondholder consent fees associated with Enhabit distribution	—	0.15	—	0.15
Income tax adjustments	—	0.07	—	0.07
State regulatory change impact	0.03	—	0.03	—
Loss on early extinguishment of debt	—	0.01	—	0.01
Change in fair market value of equity securities	0.01	0.02	—	0.04
Adjusted earnings per share*	$0.95	$0.63	$1.83	$1.30
*    Adjusted EPS may not sum due to rounding.

9

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Net Cash Provided by Operating Activities to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,

	2023	2022	2023	2022
	(In Millions)
Net cash provided by operating activities	$206.7	$244.6	$434.6	$463.5
Interest expense and amortization of debt discounts and fees	36.3	60.4	72.7	100.0
Gain (loss) on sale of investments, excluding impairments	0.1	(7.3)	1.8	(11.9)
Equity in net income of nonconsolidated affiliates	0.9	1.0	1.3	1.9
Net income attributable to noncontrolling interests in continuing operations	(25.8)	(21.9)	(51.4)	(43.9)
Amortization of debt-related items	(2.4)	(2.5)	(4.7)	(4.8)
Distributions from nonconsolidated affiliates	(0.1)	(1.9)	(0.2)	(2.9)
Current portion of income tax expense	36.5	31.6	64.4	52.9
Change in assets and liabilities	(3.5)	(71.4)	(41.4)	(93.4)
Cash used in (provided by) operating activities of discontinued operations	1.6	(39.5)	2.9	(75.9)
State regulatory change impact on noncontrolling interests	(2.2)	—	(2.2)	—
Change in fair market value of equity securities	1.1	3.2	0.6	5.7
Other	0.4	0.1	0.2	0.1
Adjusted EBITDA	$249.6	$196.4	$478.6	$391.3

10

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Income from Continuing Operations Attributable to Encompass Health per Diluted Share to Adjusted Earnings Per Share

	For the Three Months Ended June 30, 2023
		Adjustments
	As Reported	State Regulatory Change Impact	Income Tax Adjustments	Change in Fair Market Value of Equity Securities	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$249.6	$—	$—	$—	$249.6
Depreciation and amortization	(72.6)	6.1	—	—	(66.5)
Interest expense and amortization of debt discounts and fees	(36.3)	—	—	—	(36.3)
Stock-based compensation	(15.6)	—	—	—	(15.6)
Loss on disposal or impairment of assets	(0.8)	—	—	—	(0.8)
State regulatory change impact on noncontrolling interests	2.2	(2.2)	—	—	—
Change in fair market value of equity securities	(1.1)	—	—	1.1	—
Income from continuing operations before income tax expense	125.4	3.9	—	1.1	130.4
Provision for income tax expense	(32.8)	(1.0)	0.1	(0.3)	(34.0)
Income from continuing operations attributable to Encompass Health	$92.6	$2.9	$0.1	$0.8	$96.4
Diluted earnings per share from continuing operations**	$0.91	$0.03	$—	$0.01	$0.95
Diluted shares used in calculation	101.1

*    Reconciliation to GAAP provided on page 10
**    Adjusted EPS may not sum across due to rounding.

11

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Income from Continuing Operations Attributable to Encompass Health per Diluted Share to Adjusted Earnings Per Share

	For the Three Months Ended June 30, 2022
		Adjustments
	As Reported	Loss on Early Exting. of Debt	Income Tax Adjustments	Bondholder Consent Fees Associated with Enhabit Distribution	Change in Fair Market Value of Equity Securities	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$196.4	$—	$—	$—	$—	$196.4
Depreciation and amortization	(60.5)	—	—	—	—	(60.5)
Interest expense and amortization of debt discounts and fees	(60.4)	—	—	20.5	—	(39.9)
Stock-based compensation	(7.7)	—	—	—	—	(7.7)
Loss on disposal or impairment of assets	(2.8)	—	—	—	—	(2.8)
Loss on early extinguishment of debt	(1.1)	1.1	—	—	—	—
Change in fair market value of equity securities	(3.2)	—	—	—	3.2	—
Income from continuing operations before income tax expense	60.7	1.1	—	20.5	3.2	85.5
Provision for income tax expense	(22.8)	(0.3)	7.0	(5.3)	(0.9)	(22.3)
Income from continuing operations attributable to Encompass Health	$37.9	$0.8	$7.0	$15.2	$2.3	$63.2
Diluted earnings per share from continuing operations**	$0.38	$0.01	$0.07	$0.15	$0.02	$0.63
Diluted shares used in calculation	100.3

*    Reconciliation to GAAP provided on page 10
**    Adjusted EPS may not sum across due to rounding.

12

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Income from Continuing Operations Attributable to Encompass Health per Diluted Share to Adjusted Earnings Per Share

	For the Six Months Ended June 30, 2023
		Adjustments
	As Reported	State Regulatory Change Impact	Income Tax Adjustments	Change in Fair Market Value of Equity Securities	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$478.6	$—	$—	$—	$478.6
Depreciation and amortization	(136.5)	6.1	—	—	(130.4)
Interest expense and amortization of debt discounts and fees	(72.7)	—	—	—	(72.7)
Stock-based compensation	(23.5)	—	—	—	(23.5)
Loss on disposal or impairment of assets	(1.5)	—	—	—	(1.5)
State regulatory change impact on noncontrolling interests	2.2	(2.2)	—	—	—
Change in fair market value of equity securities	(0.6)	—	—	0.6	—
Income from continuing operations before income tax expense	246.0	3.9	—	0.6	250.5
Provision for income tax expense	(64.7)	(1.0)	0.4	(0.2)	(65.5)
Income from continuing operations attributable to Encompass Health	$181.3	$2.9	$0.4	$0.4	$185.0
Diluted earnings per share from continuing operations**	$1.79	$0.03	$—	$—	$1.83
Diluted shares used in calculation	101.0
*    Reconciliation to GAAP provided on page 10
**    Adjusted EPS may not sum across due to rounding.

13

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Income from Continuing Operations Attributable to Encompass Health per Diluted Share to Adjusted Earnings Per Share

	For the Six Months Ended June 30, 2022
		Adjustments
	As Reported	Loss on Early Exting. of Debt	Income Tax Adjustments	Bondholder Consent Fees Associated with Enhabit Distribution	Change in Fair Market Value of Equity Securities	As Adjusted
	(In Millions, Except Per Share Amounts)
Adjusted EBITDA*	$391.3	$—	$—	$—	$—	$391.3
Depreciation and amortization	(118.2)	—	—	—	—	(118.2)
Interest expense and amortization of debt discounts and fees	(100.0)	—	—	20.5	—	(79.5)
Stock-based compensation	(13.8)	—	—	—	—	(13.8)
Loss on disposal or impairment of assets	(3.5)	—	—	—	—	(3.5)
Loss on early extinguishment of debt	(1.4)	1.4	—	—	—	—
Change in fair market value of equity securities	(5.7)	—	—	—	5.7	—
Income from continuing operations before income tax expense	148.7	1.4	—	20.5	5.7	176.3
Provision for income tax expense	(46.4)	(0.4)	7.2	(5.3)	(1.5)	(46.4)
Income from continuing operations attributable to Encompass Health	$102.3	$1.0	$7.2	$15.2	$4.2	$129.9
Diluted earnings per share from continuing operations**	$1.02	$0.01	$0.07	$0.15	$0.04	$1.30
Diluted shares used in calculation	100.2
*    Reconciliation to GAAP provided on page 10
**    Adjusted EPS may not sum across due to rounding.

14

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Net Income to Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(In Millions)
Net income	$117.2	$71.3	$230.5	$181.4
Loss (income) from discontinued operations, net of tax, attributable to Encompass Health	1.2	(11.5)	2.2	(35.2)
Net income attributable to noncontrolling interests included in continuing operations	(25.8)	(21.9)	(51.4)	(43.9)
Provision for income tax expense	32.8	22.8	64.7	46.4
Interest expense and amortization of debt discounts and fees	36.3	60.4	72.7	100.0
Depreciation and amortization	72.6	60.5	136.5	118.2
Loss on early extinguishment of debt	—	1.1	—	1.4
Loss on disposal or impairment of assets	0.8	2.8	1.5	3.5
Stock-based compensation	15.6	7.7	23.5	13.8
State regulatory change impact on noncontrolling interests	(2.2)	—	(2.2)	—
Change in fair market value of equity securities	1.1	3.2	0.6	5.7
Adjusted EBITDA	$249.6	$196.4	$478.6	$391.3

15

Encompass Health Corporation and Subsidiaries
Supplemental Information
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,

	2023	2022	2023	2022
	(In Millions)
Net cash provided by operating activities	$206.7	$244.6	$434.6	$463.5
Impact of discontinued operations	1.6	(39.5)	2.9	(75.9)
Net cash provided by operating activities of continuing operations	208.3	205.1	437.5	387.6
Capital expenditures for maintenance	(56.7)	(39.2)	(94.5)	(71.4)
Distributions paid to noncontrolling interests of consolidated affiliates	(27.6)	(25.1)	(59.4)	(45.9)
Items not indicative of ongoing operating performance:
Transaction costs and related liabilities	0.2	3.5	(0.7)	(2.8)
Adjusted free cash flow	$124.2	$144.3	$282.9	$267.5
For the three months ended June 30, 2023, net cash used in investing activities was $128.5 million and resulted primarily from capital expenditures. Net cash used in financing activities during the three months ended June 30, 2023 was $43.5 million and resulted primarily from net debt payments, distributions paid to noncontrolling interests of consolidated affiliates, and cash dividends paid on common stock partially offset by contributions from noncontrolling interest of consolidated affiliates.
For the three months ended June 30, 2022, net cash used in investing activities was $123.2 million and primarily resulted from capital expenditures. Net cash used in financing activities during the three months ended June 30, 2022 was $19.3 million and primarily resulted from net debt payments and issuance costs, cash dividends paid on common stock and distributions to noncontrolling interests of consolidated affiliates partially offset by net cash provided by financing activities of discontinued operations and contributions from noncontrolling interests of consolidated affiliates.
For the six months ended June 30, 2023, net cash used in investing activities was $232.5 million and primarily resulted from capital expenditures. Net cash used in financing activities during the six months ended June 30, 2023 was $101.5 million and primarily resulted from net debt payments, distributions paid to noncontrolling interests of consolidated affiliates, and cash dividends paid on common stock partially offset by contributions from noncontrolling interest of consolidated affiliates.
For the six months ended June 30, 2022, net cash used in investing activities was $246.3 million and primarily resulted from capital expenditures. Net cash used in financing activities during the six months ended June 30, 2022 was $80.2 million and primarily resulted from net debt payments and issuance costs, cash dividends paid on common stock and distributions to noncontrolling interests of consolidated affiliates partially offset by net cash provided by financing activities of discontinued operations and contributions from noncontrolling interests of consolidated affiliates.

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Encompass Health Corporation and Subsidiaries
Forward-Looking Statements
Statements contained in this press release and the supplemental information which are not historical facts, such as those relating to the business model, strategy, outlook and guidance, dividend strategies, effective income tax rates, labor cost trends, legislative and regulatory developments or their impacts, financial guidance, ability to return value to shareholders, projected capital expenditures, acquisition opportunities, development projects, other balance sheet and cash flow plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, Encompass Health, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and Encompass Health undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by Encompass Health include, but are not limited to, an infectious disease outbreak, including the speed, depth, geographic reach and duration of its spread, which could decrease our patient volumes and revenues and lead to staffing and supply shortages and associated cost increases; the legal, regulatory and administrative developments that occur at the federal, state and local levels; Encompass Health's infectious disease prevention and control efforts; the demand for Encompass Health’s services, including based on any downturns in the economy, consumer confidence, or the capital markets; the price of Encompass Health's common stock as it affects Encompass Health's willingness and ability to repurchase shares and the financial and accounting effects of any repurchases; any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings involving Encompass Health, including any matters related to yet undiscovered issues, if any, in acquired operations; Encompass Health's ability to attract and retain key management personnel; any adverse effects on Encompass Health's stock price resulting from the integration of acquired operations; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of Encompass Health's or its vendors' or partners’ information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability as well as unforeseen issues, if any, related to integration of acquired systems; the ability to successfully integrate acquired operations, including realization of anticipated tax benefits, revenues, and cost savings, minimizing the negative impact on margins arising from the changes in staffing and other operating practices, and avoidance of unforeseen exposure to liabilities; Encompass Health's ability to successfully complete and integrate de novo developments, acquisitions, investments, and joint ventures consistent with its growth strategy; Encompass Health’s ability to realize construction cost savings from prefabrication of hospitals; increases in Medicare audit activity, including increased use of sampling and extrapolation, resulting in additional unpaid reimbursement claims and an increase in the backlog of appealed claims denials; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for Encompass Health's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels, including as part of national healthcare reform and deficit reduction and Encompass Health's ability to adapt operations to those changes, including in connection with the CMS inpatient rehabilitation review choice demonstration project; competitive pressures in the healthcare industry and Encompass Health's response thereto; Encompass Health's ability to obtain and retain favorable arrangements with third-party payors; Encompass Health's ability to control costs, particularly labor and employee benefit costs, including group medical expenses; adverse effects resulting from coverage determinations made by Medicare Administrative Contractors regarding its Medicare reimbursement claims and lengthening delays in Encompass Health's ability to recover improperly denied claims through the administrative appeals process on a timely basis; Encompass Health's ability to adapt to changes in the healthcare delivery system, including value-based purchasing and involvement in coordinated care initiatives or programs that may arise with its referral sources; Encompass Health's ability to attract and retain nurses, therapists, and other healthcare professionals in a highly competitive environment with often severe staffing shortages, which may be worsened by infectious disease outbreaks, and the impact on Encompass Health's labor expenses from potential union activity, staffing shortages, and competitive compensation practices;

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Encompass Health Corporation and Subsidiaries
Forward-Looking Statements
general conditions in the economy and capital markets, including any instability or uncertainty related to armed conflict or an act of terrorism, governmental impasse over approval of the United States federal budget, an increase in the debt ceiling, or an international sovereign debt crisis; the increase in the cost of, or the decrease in the availability of, necessary supplies, such as personal protective equipment; the increase in the costs of defending and insuring against alleged professional liability claims, and Encompass Health's ability to predict the estimated costs related to such claims; and other factors which may be identified from time to time in Encompass Health's SEC filings and other public announcements, including Encompass Health's Form 10‑K for the year ended December 31, 2022 and Form 10-Q for the quarters ended March 31, 2023, and June 30, 2023, when filed.

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